Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	Our equity awards are approved at regularly scheduled Compensation Committee meetings or by unanimous written consent on pre-determined grant dates. We do not take material nonpublic information into account when determining the timing or terms of equity awards, and we do not time the granting of equity awards in anticipation of, or in connection with, the release of material nonpublic information. Additionally, we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Award Timing Method	Our equity awards are approved at regularly scheduled Compensation Committee meetings or by unanimous written consent on pre-determined grant dates.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false